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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------
                                    FORM 8-K
                       ----------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             JULY 17, 2003                                  0-7928
 -------------------------------------           -----------------------------
             Date of Report                         Commission File Number
   (Date of earliest event reported)


                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                   11-2139466
 ------------------------------------          -------------------------------
    (State or other jurisdiction of            (I.R.S. Employer Identification
     incorporation or organization)                        Number)



                                 105 BAYLIS ROAD
                            MELVILLE, NEW YORK 11747
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 777-8900
            -------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS.

     On July 17, 2003, Comtech Telecommunications Corp. issued a press release announcing the completion of a sale, subject to customary closing matters, of 2,100,000 shares of its common stock in a private placement for an aggregate price of approximately $40.6 million. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of such press release.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   EXHIBITS:
            --------

     EXHIBIT NUMBER                         DESCRIPTION
     --------------                         -----------
          99.1            Press Release of the Company, dated July 17, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMTECH TELECOMMUNICATIONS CORP.

Dated:  July 17, 2003


                                    By: /S/ ROBERT G. ROUSE
                                       -------------------------------------
                                       Name: Robert G. Rouse
                                       Title: Senior Vice President
                                              and Chief Financial Officer


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                                                                  EXHIBIT 99.1

                              Contact:    Fred Kornberg
                                          President and CEO
                                          or
                                          Robert G. Rouse
                                          Senior Vice President and CFO
                                          Comtech Telecommunications Corp.
                                          (631) 777-8900

                        COMTECH TELECOMMUNICATIONS CORP.

                             ANNOUNCES COMPLETION OF

                        PRIVATE PLACEMENT OF COMMON STOCK

           MELVILLE, NEW YORK - JULY 17, 2003 - Comtech Telecommunications Corp. (Nasdaq: CMTL) reported that it has completed a sale subject to customary closing matters, in a private placement, of 2,100,000 shares of its common stock for an aggregate price of approximately $40.6 million (or $19.33 per share). The number of shares and the per share price reflect the Company's 3-for-2 stock split which was effective after the markets closed on July 14, 2003.

           The Company intends to use the net proceeds of the sale of shares to prepay long-term debt and for other corporate purposes and has agreed to register for resale the shares sold in the private placement.

           The securities offered and sold in the private placement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy the securities. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended.

           THIS PRESS RELEASE CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING IN NATURE AND INVOLVE CERTAIN SIGNIFICANT KNOWN AND UNKNOWN RISKS, UNCERTAINTIES, POTENTIAL DELAYS AND OTHER FACTORS. AS A RESULT, ACTUAL EVENTS COULD DIFFER MATERIALLY FROM SUCH FORWARD-LOOKING STATEMENTS. ANY FORWARD-LOOKING STATEMENT IN THIS NEWS RELEASE IS QUALIFIED IN ITS ENTIRETY BY SUCH RISKS AND UNCERTAINTIES.